                                                                   EXHIBIT 10.20

                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT AGREEMENT is entered into as of this 5th day of May, 1997, by and between BridgeStreet International Inc., a Delaware corporation ("Borrower"), and Fleet National Bank, a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, Borrower previously entered into a Revolving Credit Agreement with the Bank, dated as of March 31, 1997 (the "Credit Agreement"), pursuant to the terms of which the Bank has made available to the Borrower a revolving line of credit of up to $10,000,000, and

     WHEREAS, the Borrower has requested that the Bank modify a certain covenant contained in the Credit Agreement; and

     WHEREAS, the Bank has agreed to modify such covenant upon the terms and conditions hereof, and in reliance on the covenants, representations and warranties contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

          I.   AMENDMENT TO CREDIT AGREEMENT

     1. The Credit Agreement is hereby amended by deleting Section 9.2 thereof in its entirety and replacing it with the following:

          "9.2 PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Income for any fiscal quarter to be less than $1.00; provided, that Consolidated Net Income for the first quarter in fiscal year 1997 may be less than $1.00 due to the incurrence by Borrower of a charge to earnings for non-cash compensation in an amount not to exceed $600,000 (the "First Quarter Charge"); provided, further that the Borrower's Consolidated Net Income for the first quarter of fiscal year 1997 would have been $1.00 or more without giving effect to such First Quarter Charge."

     2. Each of the Note and Security Documents is hereby amended such that all references to the Credit Agreement in any of the Note or Security Documents shall be deemed to refer to the Credit Agreement as amended hereby.

                       II. REPRESENTATIONS AND WARRANTIES

     The Borrower hereby makes the following representations and warranties to the Bank in connection herewith, upon which the Bank has relied:

     A. REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower to the Bank in any of the Loan Documents, as amended by and through this Agreement, was true and correct when made and is true and correct on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event), with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Agreement.

     B. EVENTS OF DEFAULT. No Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Agreement). No condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

     C. BINDING EFFECT OF DOCUMENTS. This Agreement has been duly executed and delivered to the Bank by the Borrower and is in full force and effect as of the date hereof and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms hereof.

                     III. PROVISIONS OF GENERAL APPLICATION

     A. NO OTHER CHANGES. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Agreement.

     B. GOVERNING LAW. This Agreement is intended to take effect as a sealed instrument and shall be deemed to be a contract under the internal laws of the Commonwealth of Massachusetts.

     C. BINDING EFFECT; ASSIGMENT. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     D. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement.

     E. RATIFICATION AND CONFIRMATION. Except as otherwise expressly amended and modified and supplemented herein, the Loan Documents are hereby ratified and confirmed in all respects.

                                       -2-

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     F. CAPITALIZED TERMS. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this First Amendment to Credit Agreement to be executed as a sealed instruments by the duly authorized officers as of the date first above written.

                                  BRIDGESTREET INTERNATIONAL INC.



                                  By: /s/ Mark D. Gagne, CFO and Treasurer
                                      ------------------------------------------
                                      Its: Chief Financial Officer and Treasurer



                                 FLEET NATIONAL BANK



                                 By: /s/ Mary M. Barcus
                                     ----------------------
                                     Name:  Mary M. Barcus
                                     Its:  Vice President







4442071.WP6

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Second Amendment Agreement (the "Amendment") is entered into as of the 20th day of March, 1998, by and between BridgeStreet Accommodations, Inc., a Delaware corporation (the "Borrower"), having its principal place of business at 30670 Bainbridge Rd., Solon, OH 44139, Fleet National Bank, a national banking association ("Fleet") having an office for the transaction of business at One Federal Street, Boston, MA 02110 and Bank One, N.A., a national banking association, having an office for the transaction of business at 50 South Main Street, Akron, OH 44309 ("Bank One" and collectively with Fleet the "Banks").

                               W I T N E S S E T H

     WHEREAS, the Borrower and Fleet have previously entered into a Revolving Credit Agreement dated as of March 31, 1997 and amended by a First Amendment to Revolving Credit Agreement dated as of May 5, 1997 (the "Credit Agreement"), pursuant to the terms of which Fleet has made available to the Borrower a revolving credit facility of up to ten million and 00/100 dollars ($10,000,000) (the "Loan"); and

     WHEREAS, Bank One was added as a party to the Credit Agreement by executing an Assignment and Acceptance Agreement dated as of July 9, 1997, pursuant to which Fleet Assigned a $5,000,000 interest in the Loan to Bank One representing at the time 50% of the outstanding Loan; and

     WHEREAS, the Loan is further evidenced by two Revolving Credit Notes dated July 16, 1997, each in the face amount of five million and 00/100 ($5,000,000), each made by the Borrower, one in favor of Fleet and one in favor of Bank One; and

     WHEREAS, the Borrower has requested that the Banks, among other things, increase the amount of the Loan to twenty-five million and 00/100 dollars ($25,000,000) and amend the Credit Agreement as hereinafter provided; and

     WHEREAS, the Banks have agreed to the requested increase to the Loan and to the apportionment of the Loan as between them to be twenty million and 00/100 dollars ($20,000,000) to Fleet and five million and 00/100 dollars ($5,000,000) to Bank One and to the other amendments to the Credit Agreement as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks hereby agree as follows:

     I.   AMENDMENT TO CREDIT AGREEMENT

     A. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit

Agreement shall be amended to change the name of the Borrower from "Bridge Street International Inc." to "Bridge Street Accommodations, Inc."

     B. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete the definition of "Total Commitment" on page 2 of the Credit Agreement and replace such definition with the following:

          "'TOTAL COMMITMENT'. The sum of the Commitments of the Banks, as in effect from time to time. The Total Commitment initially is $25,000,000."

     C. Notwithstanding anything contained in the Credit Agreement to the contrary from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete the reference to ".375% per annum" in the third line of Section 2.2 on page 11 and to replace such reference with ".2% per annum."

     D. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete the reference to "(1.25%)" in
Section 2.5(b) on page 13 of the Credit Agreement and to replace such reference with "(1.5%)".

     E. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete the term "Consolidated Total Tangible Net Worth" wherever used and to replace such term with "Consolidated Total Net Worth".

     F. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Section 9.1 at page 38 of the Credit Agreement in its entirety and to replace such section with the following;

     "9.1. CONSOLIDATED TOTAL NET WORTH. The Borrower will maintain, at all times, Consolidated Total Net Worth in an amount equal to at least:

          (a) $34,500,000, as of December 31, 1997 and thereafter not less than $34,500,000 PLUS

          (b) fifty percent (50%) of Consolidated Net Income for each successive fiscal quarter. No reduction shall be given in calculating the Minimum Consolidated Total Tangible Net Worth for any Consolidated Net Deficit"

     G. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Section 9.2 at page 39 of the Credit Agreement in its entirety and to replace such section with the following:

     "9.2. PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Income for any 2 consecutive fiscal quarters to be less than one dollar ($1.00)."

     H. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Section 9.3 at page 39 of the Credit Agreement in its entirety and to replace such section with the following:

     "9.3. LEVERAGE RATIO. The Borrower will not permit, as at the last day of each fiscal quarter the Leverage Ratio to exceed 3.00:1.00."

     I. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Section 9.4 at page 39 of the Credit Agreement in its entirety and to replace such section with the following;

     "9.4. MINIMUM CONSOLIDATED EBITDA. The Borrower will maintain, as at the last day of any fiscal quarter, Consolidated EBITDA in an amount at least equal to the greater of (a) $2,400,000, or (b) ninety percent (90%) of consolidated EBITDA for the immediately preceding fiscal quarter, all as determined for the four consecutive fiscal quarters of the Borrower ended on such date."

     J. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall he amended to insert Section 9.5 immediately following Section 9.4 at page 39 reading as follows:

     "9.5 MINIMUM RENTAL OCCUPANCY". Borrower will maintain minimum rental occupancy rates as follows; 1) as of the last day of the first calendar quarter of 1998, the number of rental units for which the Company has executed lease agreements with subtenants shall be equal to or greater than eighty percent (80%) of the total number of rental units for which the Company is then committed to pay rent; 2) as of the last day of each subsequent calendar quarter through March 31, 1999, the number of rental units for which the Company has executed lease agreements with Subtenants shall be greater than or equal to eighty five percent (85%) of the total number of units for which the Company is then committed to pay rent; and 3) as of the last day of each calendar quarter thereafter through the Revolving Credit Loan Maturity Date the total number of rental units for which the Borrower has executed rental agreements with subtenants shall be greater than or equal to ninety percent (90%) of the total number of units for which the Borrower is then committed to pay rent.

     K. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete SCHEDULE I in its entirety and to replace such schedule with SCHEDULE I hereto.

     L. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Subsection 8.5.1(b)(iii) at page 36 of the Credit Agreement in its entirety and to replace such subsection with the following:

          "(iii) all of the assets material to the operation of the business of the Person, being acquired or all or substantially all of the assets being acquired and material to the operation of the business of the Borrower shall be located in either North America or Europe;"

     M. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to remove the form of Revolving Credit Note delivered to Fleet from EXHIBIT A thereto and replace such form of Note with the form of Amended and Restated Revolving Credit Note delivered by the Borrower to Fleet in connection with this Amendment.

     N. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended by inserting a new subsection 8.5.1(b)(ix) at page 36 of the Credit Agreement immediately following subsection 8.5.1(b)(viii) at page 36 of the Credit Agreement reading as follows:

          "(ix) The proposed transaction will require a cash expenditure by the Borrower of no more than $10,000,000."

     O. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to delete Section 8.5.2 at page 36 of the Credit Agreement in its entirety and to replace such section with the following:

          "8.5.2. DISPOSITION OF ASSETS. Except as provided in SCHEDULE 8.5.2, the Borrower will not, and will not permit its Subsidiaries to become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with past practices."

     P. Notwithstanding anything contained in the Credit Agreement to the contrary, from the date hereof through the Revolving Credit Loan Maturity Date, the Credit Agreement shall be amended to insert SCHEDULE 8.5.2 hereto as
SCHEDULE 8.5.2.

     II.  ADDITIONAL AGREEMENTS

     A. AGENT'S FEE. The Borrower shall pay to Fleet an Annual Agent's Fee equal to $5,000, payable upon execution of this Amendment, and on March 31 every year thereafter.

     B. FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE. The Borrower shall have executed a First Amended and Restated Revolving Credit Note dated as of even date herewith in the face amount of $20,000,000 in favor of Fleet, which First Amended and Restated Revolving Credit Note shall amend and restate the Revolving Credit Note dated as of July 16, 1997, made by the Borrower, as maker, in favor of Fleet as holder.

     C. RETURN OF ORIGINAL NOTES. Fleet shall promptly, after execution and delivery by the Borrower of the First Amended and Restated Revolving Credit Note, return the Original Note to the Borrower at its principal place of business.

     III. REPRESENTATIONS AND WARRANTIES

     The Borrower hereby make the following representations and warranties to the Bank in connection herewith, upon which the Banks have relied:

     A. REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower to the Banks in any of the Loan Documents, was true and correct in all material respects when made and is true and correct in all material respects on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event) with the same full force and effect as if each of such representation and warranties have been made by the Borrower on the date hereof and in this Amendment.

     B. EVENTS OF DEFAULT. No Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Agreement). No condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

     C.   BINDING EFFECT OF DOCUMENTS.

          1. This Amendment has been duly executed and delivered to the Banks by the Borrower and is in full force and effect as of the date hereof, and this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms.

          2. The obligations of the Borrower to repay to the Banks all of the unpaid principal of each of the Revolving Credit Loans made pursuant to the Credit Agreement, as amended hereby, to pay to the Banks all of the unpaid interest accrued or to accrue thereon, and to Pay to the Banks all of the other obligations of the Borrower is and will continue to be entitled to all of the benefits and to all of the security created by the Loan Documents.

     IV.  PROVISIONS OF GENERAL APPLICATION

     A. EXPENSES. Borrower shall pay to the Banks upon execution of this Amendment, amounts sufficient to cover the Banks expenses, including its reasonable attorneys' fees, in connection with this Amendment.

     B. NO OTHER CHANGES. Except as otherwise expressly provided by this Amendment all of the terms, conditions and provisions of the Credit Agreement, and each of the other Bank Agreements remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Amendment. Except as otherwise expressly provided by this Agreement, nothing herein is intended or shall be construed so as to limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of Borrower.

     C. GOVERNING LAW. This Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the Commonwealth of Massachusetts.

     D. BINDING EFFECT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement.

     F. RATIFICATION. Except as otherwise expressly amended and modified and supplemented herein, the Loan Documents are hereby ratified and confirmed in all respects.

     G. DEFINITIONS. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

                           Counterpart Signature Page



     IN WITNESS WHEREOF, each of the undersigned have executed this Second Amendment by a duly authorized representative as of the 19th day of March 1998.


                                    BORROWER:

                                    BRIDGESTREET ACCOMMODATIONS, INC.


                                    By:  /s/ Mark D. Gagne, CFO & Treasurer
                                       -----------------------------------------
                                       Name: Mark D. Gagne
                                       Title: CFO & Treasurer


                                    BANKS:

                                    FLEET NATIONAL BANK,
                                    Individually and as Agent


                                    By: /s/ Susan Mason
                                       -----------------------------------------
                                       Name: Susan Mason
                                       Title: Vice President


                                    BANK ONE, N.A.


                                    By:  /s/ Richard C. France, Jr.
                                       -----------------------------------------
                                       Name: Richard C. France, Jr.
                                       Title:

                                   SCHEDULE I


Name and Address of Bank      Commitment Amount            Commitment %
------------------------      -----------------            ------------

1.  Fleet National Bank           $20,000,000                   80%
    One Federal Street
    Boston, MA  02110

2.  Bank One                      $ 5,000,000                   20%
    50 South Main Street
    Akron, OH  44309